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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): January 9, 2003
                                (January 6, 2003)

                                 The Knot, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
                   Delaware              __________         33-895178
      (State or Other Jurisdiction of             (IRS Employer Identification No.)
              Incorporation)                          (Commission File Number)

    462 Broadway, 6th Floor, New York, New York                10013
     (Address of Principal Executive Offices)                (Zip Code)

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                                 (212) 219-8555
               Registrant's telephone number, including area code

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Item 5. Other Events.

         On January 6, 2003, Registrant entered into the First Amendment (the "Amended Agreement") to its Amended and Restated Anchor Tenant Agreement with America Online, Inc. ("AOL"). Pursuant to the Amended Agreement, Registrant will continue to be AOL's wedding content partner with permanent presence on AOL's weddings area, providing in-depth wedding planning information, interactive tools, wedding gown galleries and community for engaged couples among AOL's members.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         The Knot, Inc.
                                         (Registrant)

Date: January 9, 2003                    By: /s/ Richard Szefc
                                             -------------------------
                                             Name:  Richard Szefc
                                             Title: Chief Financial Officer